UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023

Ocean Biomedical, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40793	87-1309280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

55 Claverick St., Room 325

Providence, RI 02903

(Address of Principal Executive Offices)

(401) 444-7375

(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OCEA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	OCEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 2, 2023, Ocean Biomedical, Inc. (the “Company”), entered into a Side Letter Agreement (the “Side Letter”) with Polar Multi-Strategy Master Fund (“Polar”). The Side Letter amends certain terms of the Assignment and Novation Agreement (the “Polar Agreement”), dated February 13, 2023, between the Company, Polar, Ocean Biomedical Holdings, Inc., and Vellar Opportunity Fund SPV – Series 3. In February 2023, pursuant to the Polar Agreement, Polar was assigned certain rights and obligations under the amended and restated OTC Equity Prepaid Forward Transaction Letter dated February 12, 2023 (the “Backstop Agreement”) as it relates to 2.67 million of the total of 8.0 million shares of Company common stock that are subject to the Backstop Agreement. The Side Letter amends the definitions of “Seller VWAP Trigger Event” and “Reset Price” as used in the Backstop Agreement as each relates to Polar and the Polar Agreement.

The amended definitions are as follows:

Seller VWAP Trigger Event:	An event that occurs if the VWAP Price is below $2.50 per Share for any 20 trading days during a 30 consecutive trading day-period thereafter.

Reset Price:	$8.00, provided that the Reset Price may be reduced pursuant to a Dilutive Offering Reset.

The Side Letter did not amend any terms of the Backstop Agreement as it relates to any other parties to that agreement.

The foregoing description is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Side Letter, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Side Letter, dated October 2, 2023, between Ocean Biomedical, Inc. and Polar Multi-Strategy Master Fund.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN BIOMEDICAL, INC.

	By:	/s/ Elizabeth Ng
Elizabeth Ng
Chief Executive Officer

Date: October 3, 2023